                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 12, 1998
                                                 -------------------------------

                            IXC Communications, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware               0-20803               74-2644120
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     (State or other         (Commission           (I.R.S. Employer
      jurisdiction           File Number)         Identification No.)
    of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (512) 328-1112
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        Attached as Exhibit 99.1 is a press releases issued by IXC Communications, Inc. dated February 12, 1998 which is hereby incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C)     EXHIBITS

        99.1    Press Release dated February 12, 1998


                                       2.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: February 12, 1998

                                       IXC Communications, Inc.



                                       By:   /s/ Jeffrey C. Smith
                                          --------------------------------------
                                                 Jeffrey C. Smith
                                                 Senior Vice President, General
                                                 Counsel and Secretary




                                       3.

                                  EXHIBIT INDEX


Exhibit
Number               Description
-------              -----------


99.1                 Press Release dated February 12, 1998


                                       4.